UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2016

SpartanNash Company

(Exact Name of Registrant as Specified in Charter)

Michigan	000-31127	38-0593940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification no.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan	49518-8700
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 878-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Craig C. Sturken concluded his service as Chairman and a director of SpartanNash Company on June 2, 2016. The Board of Directors has appointed Dennis Eidson, the Company’s President and Chief Executive Officer, to succeed Mr. Sturken as Chairman of the Board. Mr. Eidson will receive no additional compensation for his services as Chairman.

Item 5.07Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on June 2, 2016. At that meeting, the Company’s shareholders voted on the matters set forth below:

1.	All of the nominees for election to the Board of Directors were elected, each for a term of office expiring at the annual meeting of shareholders to be held in 2017, by the following vote:

	Votes Cast

	For	Withheld	Broker Non-Votes
M. Shân Atkins	31,648,933	169,656	2,622,577
Mickey P. Foret	31,768,608	49,981	2,622,577
Dennis Eidson	30,733,052	1,085,537	2,622,577
Frank M. Gambino	31,650,600	167,989	2,622,577
Douglas A. Hacker	31,648,306	170,283	2,622,577
Yvonne R. Jackson	31,790,627	27,962	2,622,577
Elizabeth A. Nickels	31,651,799	166,790	2,622,577
Timothy J. O’Donovan	31,647,047	171,542	2,622,577
Hawthorne L. Proctor	31,784,316	34,273	2,622,577
William R. Voss	31,766,214	52,375	2,622,577

2.	Shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement, by the following vote:

Votes for	30,541,551
Votes against	1,178,780
Abstentions	98,258
Broker Non-Votes	2,622,577

3.	Shareholders approved a proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent auditors for the current fiscal year ending December 31, 2016 by the following vote:

Votes for	34,270,331
Votes against	155,681
Abstentions	15,154
Broker Non-Votes	0

Item 7.01Regulation FD Disclosure.

On June 2, 2016, the Company issued a press release announcing the results of voting at the annual meeting. The press release is attached to this report as Exhibit 99.1 and is incorporated here by reference.

                    The information reported in this Item 7.01 (including the press release) is furnished to and not "filed" with the Commission for the purposes of the Securities Exchange Act of 1934, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits: The following document is attached as an exhibit to this report on Form 8-K:

Exhibit No.	Description

99.1	Press Released dated June 2, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 2, 2016	SpartanNash Company

	By:	/s/ Christopher P. Meyers
Christopher P. Meyers Executive Vice President and Chief Financial Officer